Exhibit 99.1

Access National Reports 50% Increase in Annual Earnings, Increases Dividend

RESTON, Va.--(BUSINESS WIRE)--January 31, 2012--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank, reported fourth quarter net income of $3.3 million, a 47.7% increase over the $2.2 million recorded in the fourth quarter of 2010. This represents the company’s 46th consecutive quarterly profit over its 12 year history. Net income per dilutive common share was $0.32, an increase of 45.5% over the $0.22 reported in the fourth quarter of 2010.

Based on record earnings, strong capital and favorable outlook, the Board of Directors declared a cash dividend of $0.05 per share, representing the fourth increase over the last year for holders of record as of February 13, 2012 and payable February 24, 2012.

CEO Mike Clarke noted, “Since onset of the financial crisis, our shareholder-focused leadership has increased dividend payouts while increasing retained earnings by $33.9 million to $57.5 million. In turn, our book value per share has risen 54% over the same period, from $5.27 at December 31, 2006 to $8.13 at December 31, 2011. In the 12 months ended December 31, 2011, common shareholders experienced a 16.8% increase in book value and received $0.13 in payouts. Based upon the latest dividend action, the annual payout rate of $0.20 exceeds a 2.0% yield on last week’s ending market price of $9.25.” The company remains “Well Capitalized” under banking regulations and poised for measured and responsible growth as the total equity to assets ratio was 10.23% at December 31, 2011.

Net income for the year ended December 31, 2011 was $11.4 million ($1.10 diluted EPS), a 50% increase compared to $7.6 million ($0.72 diluted EPS) the same period in 2010.

Return on average assets annualized was 1.61% for the fourth quarter of 2011 compared to 1.08% for the fourth quarter of 2010. Return on average assets for the year ended December 31, 2011 was 1.50%, up from 0.98% in 2010. Return on average equity annualized was 15.9% for the fourth quarter of 2011 compared to 12.6% for the same period last year. Return on average equity was 14.80% compared to 10.85% last year.

Loans held for investment totaled $569.4 million compared to $491.5 million at December 31, 2010, an increase of $77.9 million as a result increased loan demand and a continued focus on expanding the commercial loan-driven relationships.

Total assets amounted to $809.8 million compared to $831.8 million at December 31, 2010. The decrease in assets was primarily attributable to a reduction in securities, interest-bearing balances and federal funds sold.

Commercial demand deposits have increased 35.6% from December 31, 2010 to $113.9 million at December 31, 2011 and represent 17.7% of total deposits at December 31, 2011. Savings and interest-bearing deposits increased $45.5 million from December 31, 2010 and time deposits decreased $58.3 million from year end December 31, 2010, primarily due to a deliberate reduction in non-core rate sensitive deposits.

Non-performing assets (NPA) totaled $6.7 million or 0.83% of total assets, down from 1.0% at September 30, 2011. Meanwhile, the allowance for loan losses totaled $11.7 million or 2.06% of total loans held for investment and 175% of NPA as of December 31, 2011.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	December 31,	December 31,
	2011	2010
(In Thousands)	(unaudited)

ASSETS

Cash and due from banks	$5,362	$9,198

Interest-bearing balances and federal funds sold	38,547	102,709

Investment securities:
Available-for-sale, at fair value	45,837	124,307
Held-to-maturity, at amortized cost (fair value of $39,978 and $0)	39,987	-
Restricted Stock, at amortized cost	3,665	4,438
Total investment securities	89,489	128,745

Loans held for sale - at fair value	95,126	82,244

Loans held for investment net of allowance for loan losses of $11,738 and $10,527, respectively	557,662	481,002

Premises, equipment and land	8,671	8,934

Other assets	14,901	18,992

Total assets	$809,758	$831,824

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$113,885	$83,972

Savings and interest-bearing deposits	182,005	158,352

Time deposits	349,123	385,524

Total deposits	645,013	627,848

Short-term borrowings	59,904	80,348

Long-term borrowings	4,821	37,034

Subordinated debentures	6,186	6,186

Other liabilities and accrued expenses	11,019	8,215

Total Liabilities	726,943	759,631

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,192,649 and 10,376,169 shares, respectively	8,511	8,664

Surplus	16,716	17,794

Retained earnings	57,529	47,530

Accumulated other comprehensive income	59	(1,795)

Total shareholders' equity	82,815	72,193

Total liabilities and shareholders' equity	$809,758	$831,824

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Twelve Months Ended
	December 31,	December 31,	December 31,
(In Thousands Except for Share Data)	2011	2011	2010
INTEREST INCOME
Interest and fees on loans	$8,640	$32,808	$32,691

Interest on federal funds sold and bank balances	46	143	210

Interest on securities	506	2,216	2,242
Total interest income	9,192	35,167	35,143

INTEREST EXPENSE
Interest on deposits	1,279	5,204	7,633

Interest on other borrowings	416	1,846	2,481
Total interest expense	1,695	7,050	10,114
Net interest income	7,497	28,117	25,029

Provision for loan losses	213	1,149	2,816
Net interest income after provision for loan losses	7,284	26,968	22,213

NONINTEREST INCOME
Service charges and fees	174	693	666

Gain on sale of loans	11,851	36,570	32,501

Other Income	(237)	(834)	1,493
Total noninterest income	11,788	36,429	34,660

NONINTEREST EXPENSE
Salaries and benefits	7,195	25,415	22,047

Occupancy and equipment	949	2,931	2,606

Other operating expense	5,770	17,376	20,118
Total noninterest expense	13,914	45,722	44,771
Income before income tax	5,158	17,675	12,102

Income tax expense	1,841	6,287	4,526
NET INCOME	$3,317	$11,388	$7,576

Earnings per common share:
Basic	$0.33	$1.11	$0.72
Diluted	$0.32	$1.10	$0.72

Average outstanding shares:
Basic	10,199,686	10,277,801	10,503,383
Diluted	10,279,923	10,344,325	10,525,258

Performance and Capital Ratios

	Twelve Months	Three Months	Three Months	Three Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars In Thousands)	2011	2011	2011	2011	2011	2010

Return on average assets (annualized)	1.50%	1.61%	1.69%	1.51%	1.20%	0.98%
Return on average equity (annualized)	14.80%	15.87%	15.92%	13.92%	12.53%	10.85%
Net interest margin	3.82%	3.77%	4.02%	4.00%	3.55%	3.41%
Efficiency ratio - Bank only	52.92%	53.85%	52.38%	53.06%	52.32%	59.02%
Total equity to assets	10.23%	10.23%	10.47%	10.91%	10.38%	8.68%

Averages
Assets	758,994	822,190	738,925	707,859	763,780	772,600
Loans held for investment	520,062	549,245	527,258	508,010	494,920	475,726
Loans held for sale	51,774	91,962	49,641	29,347	29,021	63,868
Interest-bearing deposits & federal funds sold	58,128	73,338	50,509	28,575	80,249	86,531
Investment securities	105,042	80,670	90,147	118,506	135,281	107,685
Earning assets	735,929	795,129	717,666	684,439	739,472	733,810
Interest-bearing deposits	465,301	523,958	454,558	387,478	486,785	498,028
Total deposits	565,450	648,856	562,304	481,657	566,966	572,138
Repurchase agreements & federal funds sold	36,612	35,655	37,627	37,097	36,064	29,202
Commercial paper & other short term borrowings	59,220	30,326	34,338	93,625	66,637	38,088
Long-term borrowings	12,382	11,592	12,099	12,652	13,204	45,423
Equity	76,969	83,614	78,212	76,746	72,988	69,827

Banking segment - income before taxes	$13,972	$3,516	$2,982	$4,126	$3,348	$8,760
Mortgage segment - income before taxes	$6,358	$2,530	$2,369	$748	$711	$4,983
Other segments - income before taxes	$(2,655)	$(888)	$(531)	$(729)	$(507)	$(1,641)
Mortgage loan originations	$831,564	$279,681	$236,566	$175,905	$139,412	$908,959
Allowance for losses on mortgage loans sold	$2,616	$2,616	$2,395	$2,286	$2,113	$1,991

Book value per common share	$8.13	$8.13	$7.84	$7.56	$7.21	$6.96

Composition of Loan Portfolio

	December 31, 2011		December 31, 2010
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate-Owner Occupied	$171,599	30.14%	$137,169	27.91%
Commercial real estate-Income Producing	102,904	18.07	80,830	16.44
Residential real estate	130,557	22.93	137,752	28.02
Commercial	131,816	23.15	94,798	19.29
Real estate construction	29,705	5.22	38,093	7.75
Consumer	2,819	0.49	2,887	0.59
Total loans	$569,400	100.00%	$491,529	100.00%
Less allowance for loan losses	11,738		10,527
	$557,662		$481,002

Composition of Deposits

	December 31, 2011		December 31, 2010
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$113,885	17.66%	$83,972	13.37%
Interest-bearing demand deposits	59,798	9.27	24,548	3.91
Savings and money market	121,252	18.80	110,967	21.31
CDARS-reciprocal time deposits	192,326	29.82	234,221	37.31
Brokered deposits	31,228	4.84	56,356	5.34
Time deposits	126,524	19.61	117,784	18.76
Total Deposits	$645,013	100.00%	$627,848	100.00%

Asset Quality Trend Profile

	Twelve Months	Twelve Months	Nine Months	Six Months	Three Months
	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	December 31, 2011	December 31, 2010	September 30, 2011	June 30, 2011	March 31, 2011

Total assets	$809,758	$831,824	$765,467	$713,016	$717,198
Total loans held for investment	$569,400	$491,529	$542,582	$520,674	$497,469

Allowance for loan losses - beginning balance	10,527	$9,127	$10,527	$10,527	$10,527
Charge offs	(1,232)	(2,048)	(944)	(553)	(184)
Recoveries	1,295	632	1,019	862	156
Net charge offs	63	(1,416)	75	309	(28)
Provision for loan losses	1,149	2,816	935	221	223
Allowance for loan losses - ending balance	11,738	$10,527	$11,537	$11,057	$10,722

Allowance for loan losses/loans held for investment	2.06%	2.14%	2.13%	2.12%	2.16%

Delinquent 30 - 90 days	271	$2,771	$4,226	$171	$2,100
Percentage of loans delinquent	0.05%	0.56%	0.78%	0.03%	0.42%

Non-accrual loans	$6,703	$8,561	$7,077	$7,481	$9,163
OREO	$-	$1,859	$590	$590	$1,859
Total NPA	$6,703	$10,420	$7,667	$8,071	$11,022
NPA to total assets	0.83%	1.25%	1.00%	1.13%	1.53%
Allowance for loan losses/NPA	175.12%	101.03%	150.48%	137.00%	97.28%

OREO Expense	$523	$2,335	$420	$395	$68
Gain on Sale of OREO	$1,452	$1,253	$1,325	$1,325	$15
OREO expense net	$(929)	$1,082	$(905)	$(930)	$53

Allowance for losses on mortgage loans sold	$2,616	$1,991	$2,395	$2,286	$2,113
Provision for losses on mortgage loans sold	$966	$3,836	$527	$289	$126

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
	Three Months Ended

	December 31, 2011			September 30, 2011			December 31, 2010
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$80,584	$506	2.51%	$90,258	$497	2.20%	$135,294	$705	2.08%
Loans held for sale	91,962	894	3.89%	49,641	591	4.76%	107,474	1,181	4.40%
Loans(1)	549,245	7,746	5.64%	527,258	7,763	5.89%	485,710	7,471	6.15%
Interest-bearing balances and federal funds sold	73,338	46	0.25%	50,509	25	0.20%	66,377	38	0.23%
Total interest earning assets	795,129	9,192	4.62%	717,666	8,876	4.95%	794,855	9,395	4.73%
Noninterest earning assets:
Cash and due from banks	13,648			10,373			14,715
Premises, land and equipment	8,715			8,747			8,610
Other assets	16,553			13,374			26,673
Less: allowance for loan losses	(11,855)			(11,235)			(9,880)
Total noninterest earning assets	27,061			21,259			40,118
Total Assets	$822,190			$738,925			$834,973

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$73,529	$89	0.48%	$64,155	$85	0.53%	$25,394	$34	0.54%
Money market deposit accounts	105,739	132	0.50%	105,718	146	0.55%	134,918	241	0.71%
Savings accounts	2,697	2	0.30%	2,962	1	0.14%	3,820	3	0.31%
Time deposits	341,993	1,056	1.24%	281,723	1,003	1.42%	365,281	1,450	1.59%
Total interest-bearing deposits	523,958	1,279	0.98%	454,558	1,235	1.09%	529,413	1,728	1.31%
Borrowings:
FHLB Advances	-	-	0.00%	2,935	3	0.41%	8,220	45	2.19%
Securities sold under agreements to repurchase and federal funds purchased	35,655	14	0.16%	37,627	17	0.18%	38,620	24	0.25%
Other short-term borrowings	-	-	0.00%	7,183	9	0.50%	42,182	79	0.75%
FHLB Long-term borrowings	5,406	48	3.55%	5,913	54	3.65%	7,572	69	3.65%
FDIC Term Note	30,326	299	3.94%	29,999	299	3.99%	29,998	299	3.99%
Subordinated Debentures	6,186	55	3.56%	6,186	53	3.43%	6,186	53	3.43%
Total borrowings	77,573	416	2.15%	89,843	435	1.94%	132,778	569	1.71%
Total interest-bearing deposits and borrowings	601,531	1,695	1.13%	544,401	1,670	1.23%	662,191	2,297	1.39%
Noninterest-bearing liabilities:
Demand deposits	124,898			107,746			81,842
Other liabilities	12,147			8,566			19,607
Total liabilities	738,576			660,713			763,640
Shareholders' Equity	83,614			78,212			71,333
Total Liabilities and Shareholders' Equity:	$822,190			$738,925			$834,973

Interest Spread(2)			3.50%			3.72%			3.34%

Net Interest Margin(3)		$7,497	3.77%		$7,206	4.02%		$7,098	3.57%

(1)	Loans placed on nonaccrual status are included in loan balances
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Twelve Months
Ended December 31,

	December 31, 2011			December 31, 2010
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$105,964	$2,216	2.09%	$107,685	$2,242	2.08%
Loans held for sale	51,774	2,176	4.20%	63,868	2,982	4.67%
Loans(1)	520,062	30,632	5.89%	475,726	29,709	6.24%
Interest-bearing balances and federal funds sold	58,128	143	0.25%	86,531	210	0.24%
Total interest-earning assets	735,928	35,167	4.78%	733,810	35,143	4.79%
Noninterest-earning assets:
Cash and due from banks	12,066			10,927
Premises, land and equipment	8,819			8,655
Other assets	13,304			28,693
Less: allowance for loan losses	(11,123)			(9,485)
Total noninterest-earning assets	23,066			38,790
Total Assets	$758,994			$772,600

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$48,349	$227	0.47%	$30,166	$183	0.61%
Money market deposit accounts	111,090	628	0.57%	132,761	1,345	1.01%
Savings accounts	2,853	6	0.21%	3,939	30	0.76%
Time deposits	303,009	4,343	1.43%	331,162	6,075	1.83%
Total interest-bearing deposits	465,301	5,204	1.12%	498,028	7,633	1.53%
Borrowings:
FHLB Advances	8,458	42	0.50%	11,413	429	3.76%
Securities sold under agreements to repurchase and federal funds purchased	36,612	67	0.18%	29,202	105	0.36%
Other short-term borrowings	20,681	114	0.55%	26,674	228	0.85%
FHLB Long-term borrowings	6,196	219	3.53%	9,239	312	3.38%
FDIC Term Note	30,081	1,191	3.96%	29,998	1,191	3.97%
Subordinated Debentures	6,186	213	3.44%	6,186	216	3.49%
Total borrowings	108,214	1,846	1.71%	112,712	2,481	2.20%
Total interest-bearing deposits and borrowings	573,515	7,050	1.23%	610,740	10,114	1.66%
Noninterest-bearing liabilities:
Demand deposits	100,149			74,111
Other liabilities	8,361			17,922
Total liabilities	108,510			92,033
Shareholders' Equity	76,969			69,827
Total Liabilities and Shareholders' Equity:	$758,994			$772,600

Interest Spread(2)			3.55%			3.13%

Net Interest Margin(3)		$28,117	3.82%		$25,029	3.41%

(1)	Loans placed on nonaccrual status are included in loan balances
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100